SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported) September 15, 1995




                           The Ziegler Companies, Inc.
             (Exact name of registrant as specified in its charter)

                Wisconsin                1-10854                39-114883
         (State or other juris-       (Commission            (IRS Employer
        diction of incorporation)     File Number)        Identification No.)

        215 North Main Street, West Bend, Wisconsin                  53095
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (414) 334-5521

                                 Not Applicable
          (Former name or former address, if changed since last report)



                               Page 1 of __ Pages

                         Index to Exhibits is on Page 4

   Item 5.   Other Information

        (a) Terms Agreement Relating to Ziegler Collateralized Securities, Inc. Series 6 Collateralized Bonds Guaranteed by the Registrant. Ziegler Collateralized Securities, Inc., a Wisconsin corporation ("ZCSI") and the issuer of collateralized bonds in series ("Collateralized Bonds") pursuant to a Form S-3 Registration Statement (Reg. No. 33-42723) filed with the Securities and Exchange Commission on November 19, 1991, as amended (the "Registration Statement"), and the Registrant, as guarantor of the Collateralized Bonds have entered into a Terms Agreement with B.C. Ziegler and Company in connection with the offering of Collateralized Bonds Series 6 (the "Series 6 Bonds"). The Terms Agreement is an appendix to the Underwriting Agreement, dated as of December 1, 1991, among ZCSI, the Registrant and B.C. Ziegler and Company and is filed herewith as Exhibit (1.1).

        (b) Eighth Supplemental Indenture. ZCSI and the Registrant have entered into an Eighth Supplemental Indenture with M&I First National Bank of West Bend, Wisconsin, as Trustee, in connection with the offering of the Series 6 Bonds in the form filed herewith as Exhibit (4.1).

   Item 7.   Information and Exhibits

        (c)  Exhibits

        (1.1) Terms Agreement (Series 6) dated as of September 15, 1995 among the Registrant, ZCSI and B.C. Ziegler and Company.

        (4.1) Eighth Supplemental Indenture, dated as of September 1, 1995 among the Registrant, ZCSI and M&I First National Bank, West Bend, Wisconsin, as trustee.

        The above exhibits are filed in connection with the offering of Collateralized Bonds Series 6. The reports of the Registrant filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated into the Registration Statement by reference. ZCSI is exempt from the periodic filing requirements of the Exchange Act pursuant to
   Section 12(h) thereof.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  September 27, 1995.

                                      THE ZIEGLER COMPANIES, INC.
                                      ("Registrant")



                                      By:   /s/ Peter D. Ziegler
                                            Peter D. Ziegler, President

                                  Exhibit Index

      Exhibit                                                            Page


      (1.1)  Terms Agreement (Series 6) dated as of September 15,
             1995 among the Registrant, ZCSI and B.C. Ziegler and
             Company.                                                       5

      (4.1)  Eighth Supplemental Indenture, dated as of
             September 1, 1995 among the Registrant, ZCSI and M&I
             First National Bank, West Bend, Wisconsin, as
             trustee.                                                       7